SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 25, 2006

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K filed August 30, 2006 in connection with the acquisition of certain assets and the borrowing under the lines of credit to pay for the acquisitions of West Gude Office Park, The Ridges and The Crescent (Matan Portfolio) and 15005 Shady Grove Road hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	The Matan Portfolio - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 2006.

2.	15005 Shady Grove Road- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 2006.

In acquiring the properties listed above, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the six months ended June 30, 2006.

(d)	Exhibits

23.	Consent of Independent Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

November 7, 2006
(Date)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Matan Portfolio (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Matan Portfolio’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Matan Portfolio for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

September 8, 2006

MATAN PORTFOLIO

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE SIX MONTHS

ENDED JUNE 30, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$8,523,636	$4,415,522
Expense recoveries	1,063,535	685,673

Total gross income	9,587,171	5,101,195

Direct operating expenses:

Real estate taxes	841,335	419,294
Utilities	1,030,244	530,072
Contract services	743,658	396,612
Insurance	76,996	37,908
Repairs, maintenance and supplies	261,036	119,082
Other expenses	202,216	84,979

Total direct operating expenses	3,155,485	1,587,947

Gross income in excess of direct operating expenses	$6,431,686	$3,513,248

The accompanying notes are an integral part of this historical summary.

MATAN PORTFOLIO

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE SIX MONTHS

ENDED JUNE 30, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

The Matan Portfolio consists of seven buildings located in Montgomery County, MD containing a total of 442,467 square feet in three locations: (1) four buildings located in West Gude Office Park (289,491 SF), (2) The Ridges (104,025 SF), a building located in The Ridges Office Park, and (3) The Crescent (48,951 SF), two buildings located in the Quince Orchard Office Park. The operations of the Matan Portfolio consist of leasing offices to a variety of different tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased the Matan Portfolio in August, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of the Matan Portfolio, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

The Historical Summaries of these seven buildings are presented on a combined basis as they were part of an office portfolio purchased from one seller at the same time.

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2016. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$8,638,000
2007	7,429,000
2008	6,759,000
2009	6,214,000
2010	5,936,000
Thereafter	16,530,000

$51,506,000

During the year ended December 31, 2005, three tenants accounted for approximately 59% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 15005 Shady Grove Road (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 15005 Shady Grove Road’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 15005 Shady Grove Road for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

September 8, 2006

15005 SHADY GROVE ROAD

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE SIX MONTHS

ENDED JUNE 30, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$1,822,029	$924,801
Expense recoveries	43,413	31,444

Total gross income	1,865,442	956,245

Direct operating expenses:

Real estate taxes	103,499	52,469
Utilities	200,648	92,349
Contract services	96,515	46,697
Insurance	4,117	2,116
Repairs, maintenance and supplies	32,306	13,131
Other expenses	41,508	16,209

Total direct operating expenses	478,593	222,971

Gross income in excess of direct operating expenses	$1,386,849	$733,274

The accompanying notes are an integral part of this historical summary.

15005 SHADY GROVE ROAD

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE SIX MONTHS

ENDED JUNE 30, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

15005 Shady Grove Road is medical office building, consisting of 52,300 square feet, in Rockville, Maryland. The operations of 15005 Shady Grove Road consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased 15005 Shady Grove Road in July, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 15005 Shady Grove Road, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2015. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$1,769,000
2007	1,767,000
2008	1,718,000
2009	1,769,000
2010	1,822,000
Thereafter	4,188,000

$13,033,000

During the year ended December 31, 2005, two tenants accounted for approximately 30% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of June 30, 2006 presents consolidated financial information as if the acquisitions had taken place on June 30, 2006. The pro forma statements of operations for the year ended December 31, 2005, and the six months ended June 30, 2006, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the respective reporting periods. Both the balance sheets and statements of operations illustrate the operating results of 15005 Shady Grove Road and The Matan Portfolio (the “Properties”) as well as the operating results of a substantial majority of the properties previously acquired during 2006 (the “Prior Properties”) necessary to develop the pro forma results for the registrant. Explanations or details of the pro forma adjustments are in the notes to each of the financial statements.

WRIT purchased the following properties during 2006:

Acquisition Date	Property Name
April 11, 2006	Alexandria Professional Center

April 13, 2006	9707 Medical Center Drive

April 29, 2006	15001 Shady Grove Road

May 16, 2006	Randolph Shopping Center

May 16, 2006	Montrose Shopping Center

June 22, 2006	Plumtree Medical Center

July 12, 2006	15005 Shady Grove Road

August 25, 2006	The Matan Portfolio

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2005 and June 30, 2006 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 30, 2006, announcing the acquisition; WRIT’s Form 8-K filed with the SEC on May 19, 2006 and amended on June 7, 2006 and July 31, 2006 presenting the pro forma results for the Prior Properties listed above; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2005; WRIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2006; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A1. In management’s opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2006

(In thousands)

	Registrant	15005 Shady Grove Road	Matan Portfolio	Total All Properties		Pro Forma
Assets
Land	$266,329	$4,186	$17,699	$21,885	(1)	$288,214
Income producing property	1,155,280	17,840	72,052	89,892	(1)	1,245,172
Accumulated depreciation	(262,150)			—		(262,150)

Net income producing property	1,159,459	22,026	89,751	111,777		1,271,236
Development in progress	90,612			—		90,612

Total investment in real estate, net	1,250,071	22,026	89,751	111,777		1,361,848
Investment in real estate sold or held for sale, net	3,244	—	—	—		3,244

Cash and cash equivalents	13,970	(1,614)	(10,167)	(11,781	)(2)	2,189
Restricted cash	2,540			—		2,540
Rents and other receivables, net of allowance for doubtful accounts	29,047			—		29,047
Prepaid expenses and other assets	44,892	599	3,939	4,538	(2)	49,430
Other assets related to properties sold or held for sale	31			—		31

Total assets	$1,343,795	$21,011	$83,523	$104,534		$1,448,329

Liabilities
Notes payable	$618,662	$—	$—	$—		$618,662
Mortgage notes payable	178,834	8,805	57,269	66,074	(2)	244,908
Lines of credit/short-term note payable	19,000	12,000	25,000	37,000	(2)	56,000
Accounts payable and other liabilities	54,082	5	259	356	(2)	54,438
		2	90		(1)
					(2)
Advance rents	6,279	98	303	401	(2)	6,680
Tenant security deposits	8,445	101	602	703	(2)	9,148
Other liabilities related to properties sold or held for sale	184			—		184

Total liabilities	885,486	21,011	83,523	104,534		990,020

Minority interest	1,699					1,699

Shareholders’ Equity
Shares of beneficial interest; $.01 par value	450					450
Additional paid-in capital	498,577					498,577
Distributions in excess of net income	(42,417)					(42,417)

Total Shareholders’ Equity	456,610					456,610

Total Liabilities and Shareholders’ Equity	$1,343,795	$21,011	$83,523	$104,534		$1,448,329

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2006

(In thousands)

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisitions using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

	15005 Shady Grove Road	Matan Portfolio
Purchase price	$22,500	$92,540
Acquisition costs	123	372

Total purchase price	$22,623	$92,912

Amounts allocated to investment in real estate:
Amount allocated to building	$17,495	$69,958
Amount allocated to land	4,186	17,699
Amount allocated to tenant origination costs	345	2,094

	$22,026	$89,751

Amounts allocated to investment in real estate:
Amount allocated to leasing commissions	237	714
Amount allocated to net lease intangible asset	362	2,537
Amount allocated to net intangible lease liability	(2)	(90)

	$597	$3,161

Total	$22,623	$92,912

Note 2: Adjustments to the Pro Forma Condensed Consolidated Balance Sheet represent draws on the line, cash paid and deposits applied at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes and security deposits.

	15005 Shady Grove Road	Matan Portfolio
Funding of purchase price:
Lines of credit	$(12,000)	$(25,000)
Assumed mortgages	(8,805)	(57,269)
Cash and cash equivalents	(1,614)	(10,167)
Prepaid expenses and other assets	—	688

	(22,419)	(91,748)

Other assets and liabilities assumed:
Accounts payable and other liabilities	(5)	(259)
Advance rents	(98)	(303)
Tenant security deposits	(101)	(602)

	$(22,623)	$(92,912)

Acquisition related borrowings on our credit facilities totaled $37.0 million, $25.0 million in August 2006 to fund the acquisition of the Matan Portfolio and $12.0 million in July 2006 to fund the acquisition of 15005 Shady Grove Road. In addition we assumed mortgages of $57.3 million for the Matan Portfolio and $8.8 million for 15005 Shady Grove Road. Advances under our credit facilities bear interest at LIBOR plus a spread based on the credit rating of our publicly issued debt. All outstanding advances are due and payable upon maturity in July 2007. These borrowings were paid in full in September 2006 using a portion of the proceeds from the September 2006 issuance of $100.0 million senior convertible notes.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(In thousands, except per share amounts)

	Registrant	Alexandria Professional Center (7)	9707 Medical Center Dr & 15001 Shady Grove Road (7)	Randolph Shopping Center(7)	Montrose Shopping Center (7)	Plum Tree Medical Center (7)	15005 Shady Grove Road	Matan Portfolio	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$103,683	$917	$1,013	$457	$531	$350	$956	$5,136	$9,360		$113,267
		3	(50)	134	60	(39)	(29)	(296)	(217	)(1),(6)
		66	106	—	70	54	—	145	441	(2),(6)
Expenses									—
Real estate expenses	30,998	367	316	107	134	39	223	1,588	2,774		34,017
		26	20	15	13	10	31	130	245	(3),(6)
Depreciation and amortization	24,893	224	365	231	308	120	341	1,077	2,666	(4),(6)	27,559
General and administrative	7,931	—	—	—	—	—	—	—	—		7,931

	63,822	617	701	353	455	169	595	2,795	5,685		69,507

	39,861	369	368	238	206	196	332	2,190	3,899		43,760

Other income (expense)
Interest expense	(21,926)	(389)	(594)	(338)	(659)	(131)	(579)	(2,388)	(5,078	)(5),(6)	(27,004)
Other income from property settlement	—	—	—	—	—	—					—
Other income	345	—	—	—	—	—					345

	(21,581)	(389)	(594)	(338)	(659)	(131)	(579)	(2,388)	(5,078)		(26,659)

Income from continuing operations	18,280	(20)	(226)	(100)	(453)	65	(247)	(198)	(1,179)		17,101
Discontinued operations
Income (Loss) from operations of property disposed/held for sale	71						—	—	—		71
Gain on disposal	—						—	—	—		0

Net Income	$18,351	$(20)	$(226)	$(100)	$(453)	$65	$(247)	$(198)	(1,179)		$17,172

Per share information based on the weighted average of shares outstanding
Shares – basic	42,454										42,454
Shares – diluted	42,620										42,620
Income from continuing operations per share – basic	$0.43										$0.40
Income from continuing operations per share – diluted	$0.43										$0.40
Net income per share – basic	$0.43										$0.40
Net income per share – diluted	$0.43										$0.40

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.
(2)	Represents straight-line revenue adjustment.
(3)	Represents property management costs incurred by the properties
(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.
(5)	Represents interest expense on the line of credit borrowings, used to fund the acquisitions - See Note 3 to the Balance Sheet and interest on assumed mortgages.
(6)	The table below illustrates the pro forma adjustments for each property including six properties acquired in April, May and June 2006. The proforma amounts for these properties for the quarter ended March 31, 2006 are set forth in the Form 8-K/A2 filed with the SEC on July 31, 2006 (in thousands):

	Matan Portfolio	15005 Shady Grove Road	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total
(1) Amortization of lease intangibles, net	$(296)	$(29)	$3	$(50)	$134	$60	$(39)	$(217)
(2) Straight line rent adjustment	$145	—	$66	$106	—	$70	$54	$441
(3) Property management costs	$130	$31	$26	$20	$15	$13	$10	$245
(4) Depreciation and amortization	$1,077	$341	$224	$365	$231	$308	$120	$2,666
(5) Interest expense	$2,388	$579	$389	$594	$338	$659	$131	$5,078

(7)	Represents adjustments for 1/1/06 through the date of acquisition.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(In thousands, except per share amounts)

	Registrant	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plum Tree Medical Center	15005 Shady Grove Road	Matan Portfolio	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$190,046	$3,217	$3,138	$1,232	$1,557	$709	$1,865	$9,553	$21,271		$212,183
		12	125	162	306	83	(58)	$(592)	38	(1),(6)
		52	54	—	371	92		259	828	(2),(6)
Expenses
Real estate expenses	58,116	1,045	993	212	365	88	479	3,155	6,337		65,003
		85	58	42	45	20	51	249	550	(3),(6)
Depreciation and amortization	47,161	808	1,181	823	615	252	684	3,086	7,449	(4),(6)	54,610
General and administrative	8,005						—	—	—		8,005

	113,282	1,938	2,232	1,077	1,025	360	1,214	6,490	14,336		127,618

	76,764	1,343	1,085	317	1,209	524	593	2,730	7,801		84,565

Other income (expense)
Interest expense	(37,743)	(1,084)	(1,542)	(689)	(1,338)	(779)	(991)	(4,474)	(10,897	)(5),(6)	(48,640)
Other income from property settlement	504										504
Other income	918										918

	(36,321)	(1,084)	(1,542)	(689)	(1,338)	(779)	(991)	(4,474)	(10,897)		(47,218)

Income from continuing operations	40,443	259	(457)	(372)	(129)	(255)	(398)	(1,744)	(3,096)		37,347
Discontinued operations
Income (Loss) from operations of property disposed/held for sale	184	—	—	—	—	—	—	—	—		184
Gain on disposal	37,011	—	—	—	—	—	—	—	—		37,011

Net Income	$77,638	$259	$(457)	$(372)	$(129)	$(255)	$(398)	$(1,744)	(3,096)		$74,542

Per share information based on the weighted average of shares outstanding
Shares – basic	42,069										42,069
Shares – diluted	42,203										42,203
Income from continuing operations per share – basic	$0.96										$0.89
Income from continuing operations per share – diluted	$0.96										$0.88
Net income per share – basic	$1.85										$1.77
Net income per share – diluted	$1.84										$1.77

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.
(2)	Represents straight-line revenue adjustment.
(3)	Represents property management costs incurred by the properties.
(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.
(5)	Represents interest expense on the line of credit borrowings, used to fund the acquisitions – See Note 3 to the Balance Sheet.
(6)	The table below illustrates the corporate pro forma adjustments for each property including six properties acquired in April, May and June 2006, The pro forma adjustments amounts for these properties were initially set forth in the Form 8-K/A2 filed with the SEC on July 31, 2006 ($ in thousands):

	Matan Portfolio	15005 Shady Grove Road	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total
(1) Amortization of lease intangibles, net	$(592)	$(58)	$12	$125	$162	$306	$83	$38
(2) Straight line rent adjustment	$259	—	$52	$54	—	$371	$92	$828
(3) Property management costs	$249	$51	$85	$58	$42	$45	$20	$550
(4) Depreciation and amortization	$3,086	$684	$808	$1,181	$823	$615	$252	$7,449
(5) Interest expense	$4,474	$991	$1,084	$1,542	$689	$1,338	$779	$10,897